Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Series D Preferred Shares, of Seaspan Corporation beneficially owned by each of them of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 15th day of June, 2018.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

THE CARLYLE GROUP L.P.
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CARLYLE HOLDINGS II GP L.L.C.
By:	The Carlyle Group L.P., its managing member
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CARLYLE HOLDINGS II L.P.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CP V General Partner, L.L.C.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

TC Group V Cayman, L.P.

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

CP V Coinvestment A Cayman, L.P.
By:	TC Group V Cayman, L.P., its general partner

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

CP V Coinvestment B Cayman, L.P.
By:	TC Group V Cayman, L.P., its general partner

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

CAP III, L.L.C.
By:	TC Group Cayman Investment Holdings Sub L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CAP III General Partner, L.P.

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Authorized Person

CAP III Co-Investment, L.P.
By:	CAP III General Partner, L.P., its general partner

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Authorized Person

CARLYLE HOLDINGS III GP MANAGEMENT L.L.C.
By:	The Carlyle Group L.P., its sole manager
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

Carlyle Holdings III GP L.P.
By:	Carlyle Holdings III GP Management L.L.C., its general partner
By:	The Carlyle Group L.P., its sole manager
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

Carlyle Holdings III GP Sub L.L.C.
By:	Carlyle Holdings III GP L.P., its sole manager
By:	Carlyle Holdings III GP Management L.L.C., its general partner
By:	The Carlyle Group L.P., its sole manager
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

Carlyle Holdings III L.P.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

TC Group Cayman L.P.
By:	Carlyle Holdings III L.P., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

TC Group Cayman Sub, L.P.
By:	TC Group Cayman L.P. its general partner
By:	Carlyle Holdings III L.P., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CP V S3 GP, Ltd.

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

TC Group V Cayman S3, L.P.

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

Carlyle Partners V Cayman TE, L.P.
By:	TC Group V Cayman S3, L.P., its general partner

By:	/s/ Jeremy W. Anderson
Name: Jeremy W. Anderson
Title: Authorized Person

CAP III S3 Ltd.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman Emeritus

CAP III General Partner S3, L.P.

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Authorized Person

CAP III Maritime AIV, L.P.
By:	CAP III General Partner S3, L.P., its general partner

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Authorized Person

Carlyle-Eight Finance Asia Co-Investment Partners, L.P.
By:	CAP III General Partner S3, L.P., its general partner

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Authorized Person

Carlyle Sea Holdings Limited

By:	/s/ Norma R. Kuntz
Name: Norma R. Kuntz
Title: Director